Exhibit 10.1

MANAGEMENT AGREEMENT

This FIRST AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made as of April 6, 2020, by and between AG Mortgage Investment Trust, Inc. a Maryland corporation (the “Company”) and AG REIT Management, LLC, a Delaware limited liability company (the “Manager” and together with the Company, the “Parties”).

WHEREAS, the Parties entered into that certain Management Agreement, dated as of June 29, 2011 (the “Management Agreement”), pursuant to which the Company is obligated to pay the Manager a Base Management Fee and reimburse the Manager for certain expenses.

WHEREAS, capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Management Agreement.

NOW, THEREFORE, in consideration of the recitals and mutual covenants and agreements contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto hereby covenant and agree as follows:

1.
It is the intention and agreement of the Parties that the Company (i) defer the payment of the Base Management Fee payable under Section 7 of the Management Agreement and (ii) defer the reimbursement of all expenses due pursuant to Section 8 of the Management Agreement, each effective as of the Q1 2020 payments and reimbursements, respectively.

2.	That such deferral described in paragraph 1 of this Amendment shall remain in effect until September 30, 2020 or such other time as the Parties agree.

3.	Except as specifically amended by this Amendment, the Management Agreement shall remain in full force and effect.

4.
This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the Parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.

5.	This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

AG MORTGAGE INVESTMENT TRUST, INC.
By:	/s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel and Secretary

AG REIT MANAGEMENT, LLC By: Angelo, Gordon & Co., L.P., its sole member
By:	/s/ Frank Stadelmaier
Name: Frank Stadelmaier
Title: Chief Operating Officer

[Signature Page to Amendment to Management Agreement]